UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 14, 2007

LINCOLN BENEFIT LIFE COMPANY

(Exact name of Registrant as Specified in Charter)

Nebraska	333-111553	47-0221457
(State or other	(Commission	(IRS Employer
jurisdiction of organization)	File Number)	Identification No.)

2940 South 84th Street

Lincoln, Nebraska, 68506

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (800)525-9287

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 — Registrant’s Business and Operations

Item 1.01. Entry into a Material Definitive Agreement

                On December 14, 2007, the Registrant entered into the Amended and Restated Principal Underwriting Agreement with ALFS, Inc. (“ALFS”) effective as of June 1, 2006.  Registrant and ALFS, Inc. are subsidiaries of Allstate Life Insurance Company.  Pursuant to the agreement, ALFS, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., will serve as a principal underwriter and distributor for certain variable annuity contracts issued by the Registrant.

Section 9 — Financial Statements and Exhibits

Item 9.01.              Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Description

10.1	Amended and Restated Principal Underwriting Agreement

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LINCOLN BENEFIT LIFE COMPANY

By:	/s/ Mary J. McGinn
Name: Mary J. McGinn
Title: Assistant Secretary

Date:   December 20, 2007